UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 5, 2007


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                   0-25148                11-2974651
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 (State or Other Jurisdiction       (Commission            (IRS Employer
       of Incorporation)              File No.)          Identification No.)


425B Oser Avenue, Hauppauge, New York                                11788
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(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (631) 231-1177


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective June 1, 2007, Stephen Nevitt resigned as Chief Executive Officer, President and Director of the Company. On the same date, the Board of Directors of the Company appointed William McMahon to serve as the new President/CEO and Director.

     Mr. McMahon, who is 54 years old, has been Vice President and Chief Financial Officer of the Company since April 2006. Mr. McMahon will continue as Chief Financial Officer. From 2001 until April 2006, Mr. McMahon was Senior Vice President of Buccino & Associates, Inc., a national turnaround consulting firm. From 2000 until 2001, Mr. McMahon was Chief Financial Officer of Bobby Allison Wireless, a publicly traded retailer. He was Chief Financial Officer of Serengeti Eyewear, Inc., a publicly traded international distributor of premium sunglasses from 1998 until 2000. Prior to 1998, Mr. McMahon held various executive financial positions.



Item 9.01. Financial Statements and Exhibits.


     (d)     Exhibits.


             99.1          Press Release dated June 4, 2007






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2007

                                           GLOBAL PAYMENT TECHNOLOGIES, INC.

                                              By: /s/ William L. McMahon
                                                  ----------------------
                                              Name: William L. McMahon
                                              Title: Chief Executive Officer

                                  Exhibit Index

     Exhibit No.   Description
     -----------   -----------

     99.1          Press Release dated June 4, 2007